UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15 (d) of the
                   Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  May 28, 1998

                      Sierra-Rockies Corporation
        (Exact name of registrant as specified in charter)

	California                     0-19644             33-0300193
(State or other jurisdiction        (Commission         (IRS Employer
      of incorporation)            File Number)      Identification No)

23548 Calabasas Road - Suite 205, Calabasas, CA          91302
  (Address of principal executive offices)              (Zip Code)

                             (818) 224-2145
        (Registrant's telephone number, including area code)


    (Former name or former address, if changed since last report)

Total sequentially numbered pages in this document: 2
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Item 3.    Bankruptcy or Receivership

On May 28, 1998 Registrant filed a Voluntary Petition for a Chapter 11 Proceeding under the United States Federal Bankruptcy Code in the United States Bankruptcy Court, Central District of California. The Bankruptcy Number assigned to this proceeding is SV98-17379GM. The first scheduled hearing for this proceeding has not as yet been established. The petition was signed by Daniel Lezak, President of Registrant and it was pursuant to resolutions adopted by the Board of Directors of Registrant in March, 1998.

Registrant will act as Debtor In Possession for this proceeding and the responsible officers for Registrant are Daniel Lezak, President and Ken Cahill, Secretary.




                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Sierra-Rockies Corporation
                                 --------------------------
                                 (Registrant)


Date: May 28, 1998           By: /s/Daniel Lezak
                                 ----------------------------
                                 Daniel Lezak, President, Chief
                                 Executive Officer, and Director

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